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Household Consumer Loan Deposit Trust
Collateral Report
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Number of Due Periods Since Inception                                      23
Due Period                                                          01-Jul-97
Distribution Date                                                   14-Aug-97
Payment Date                                                        15-Aug-97

*** Trust Portfolio Summary ***
Annualized Cash Yield                                                  19.11%
Annualized Gross Losses                                                -8.87%
Annualized Portfolio Yield                                             10.23%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                         176711767.54
     30 -   59 days (%)                                                 5.45%
     60 -   89 days ($)                                           69294130.70
     60 -   89 days (%)                                                 2.14%
     90 - 119 days ($)                                            44724056.03
     90 - 119 days (%)                                                  1.38%
   120 - 149 days ($)                                             35958385.72
   120 - 149 days (%)                                                   1.11%
   150 - 179 days ($)                                             31172147.46
   150 - 179 days (%)                                                   0.96%
   180 - 209 days ($)                                             30006298.32
   180 - 209 days (%)                                                   0.92%
   210 - 239 days ($)                                             29036116.05
   210 - 239 days (%)                                                   0.89%
   240 - 269 days ($)                                             29157699.13
   240 - 269 days (%)                                                   0.90%
   270 - 299 days ($)                                             29653638.34
   270 - 299 days (%)                                                   0.91%
   300+ days  ($)                                                  4679315.58
   300+ days (%)                                                        0.14%
Add'l Balances on Existing Credit Lines (draws-principal only)  55,646,238.80
Principal Collections                                           91,839,043.70
Defaulted Receivables                                           24,473,745.73
Finance Charge  & Administrative Collections                    51,436,897.83
Recoveries                                                       1,250,662.00
Average Principal Balance                                    3,309,185,433.20
Personal Homeowner Lines as % of Total Principal                       27.39%

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Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1
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No. of PMTs Since Issuance:                                                17
Distribution Date:                                                  14-Aug-97
Payment Date:                                                       15-Aug-97
Collection Period Beginning:                                        01-Jul-97
Collection Period Ending:                                           31-Jul-97
Note and Certificate Accrual Beginning:                             15-Jul-97
Note and Certificate Accrual Ending:                                15-Aug-97

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount              6.78%
OC Balance as % of Ending Participation Invested Amount                 6.93%
OC Balance as % of Ending Participation Invested Amount (3 mo avg       6.63%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test         ---
Is the MAP Over?                                                         0.00
Is this the Early Amortization Period?                                   0.00
Interest Allocation Percentage Calculation:
Numerator                                                      624,586,953.44
Denominator-Component(x)-Aggregate Receivables & Partc. Int  3,309,185,433.20
Denominator - Component (y) - Aggregate Numerators           3,020,135,373.96
Applicable Interest Allocation Percentage                              18.87%
Principal Allocation Percentage Calculation:
Numerator                                                      624,586,953.44
Denominator-Component(x)-Aggregate Receivables & Partc. Int  3,309,185,433.20
Denominator - Component (y) - Aggregate Numerators           3,020,135,373.96
Applicable Principal Allocation Percentage                             18.87%
Default Allocation Percentage Calculation:
Numerator                                                      624,586,953.44
Denominator-Component(x)-Aggregate Receivables & Partc. Int  3,309,185,433.20
Denominator - Component (y) - Aggregate Numerators           3,020,135,373.96
Default Allocation Percentage (Floating Allocation Percentage)         18.87%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                           11,242,565.16
Series Participation Interest Default Amt (Sec.4.11(a)(iii))     4,619,258.30
Excess of (i) 1.8% of Part Inv Amt over (ii)Series Part. Int     6,623,306.86
Minimum Principal Amount                                         6,623,306.86
Investor Principal Collections                                   6,831,153.53
Investor Finance Charge and Admin. Collections (4.11a)           9,944,429.87
Investor Allocated Defaulted Amounts                             4,619,258.30
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance               624,586,953.44
Beginning Participation Invested Amount                        624,586,953.44
Ending Participation Unpaid Principal Balance                  613,136,541.61
Ending Participation Invested Amount                           613,136,541.61
Beginning Participation Unpaid Principal Bal x (PRIME-1.50%)     3,764,871.36
Note Interest & Cert Yield Amounts Due Pursuant to Sec. 3.05     3,019,605.12
Participation Invested Amount x 25bps per annum                    130,122.28
Participation Interest Distribution Amount                       3,764,871.36
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)           9,944,429.87
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)               0.00
Series Participation Interest Monthly Interest (Sec.4.11(a)(ii)) 3,764,871.36 Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 4,619,258.30 Reimbursed Series Particpation Interest Charge-Offs (Sec.4.11(a)(i 0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))          1,040,978.26
Excess (Sec. 4.11 (a)(vi))                                         519,321.96
Reconciliation Check                                                     0.00
Series Participation Interest Monthly Principal                 11,450,411.83
Beginning Unreimbursed Participation Interest Charge-Offs                0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))              0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i    0.00
Ending Unreimbursed Participation Interest Charge-Offs                   0.00
Available Investor Principal Collections                        11,450,411.83
Participation Interest Distribution Amount                       3,764,871.36
Series Participation Interest Charge-Offs                                0.00
OWNER TRUST CALCULATIONS
Note Interest & Cert Yield Amounts Due Pursuant to Sec. 3.05     3,019,605.12
Excess Interest                                                    745,266.24
Beginning Net Charge-Offs                                                0.00
Reversals                                                                0.00
+Available Investor Principal Collections                       11,450,411.83
+Series Participation Interest Charge Offs                               0.00
+ Lesser of Excess Interest and Carryover Charge Offs                    0.00
Optimum Monthly Principal                                       11,450,411.83
Are the Notes Retired ?                                                  0.00
Accelerated Principal Payment                                      130,122.28
Beginning Class A Security Balance                             420,535,686.83
Beginning Class B Security Balance                             136,244,640.00
Beginning Certificate  Security Balance                         25,455,360.00
Beginning Overcollateralization Amount plus APP                 42,481,388.89
Beginning Class A Adjusted Balance                             420,535,686.83
Beginning Class B Adjusted Balance                             136,244,640.00
Beginning Certficate  Adjusted Balance                          25,455,360.00
Beginning Overcollateralization Amount plus APP                 42,481,388.89
Class A Balance After Payment pursuant to clause (iv)          409,085,275.00
Class B Balance After Payment pursuant to clause (v)           136,244,640.00
Certificate Balance After Payment pursuant to clause (vi)       25,455,360.00
Class B Minimum Adjusted Principal Balance                      49,000,000.00
Certificate Minimum Adjusted Principal Balance                   4,900,000.00
Minimum Overcollateralization Amount                            13,300,000.00
Certificate Minimum Balance Target                              18,580,489.76
Scheduled Certificate Payment to Certificate Min Bal Target      6,874,870.24
Class A Targeted Balance                                       318,831,001.64
Class B Targeted Balance                                       124,343,516.20
Certificate Targeted Balance                                     9,558,655.16
Class A:  Payment Required to get to Target                    101,704,685.20
Class B:  Payment Required to get to Target or Minimum Adj Bal  11,901,123.80
Certificate:  Payment Required to get to Target or Min Adj Bal  15,896,704.84
OC:  Payment to get to Minimum Overcollateralization Amount     29,181,388.89
Section 3.05 Payment of Principal & Interest;  Defaulted Interest        0.00
Pay Certificate Yield in step (i) (1= Yes)                               1.00
Remittances on the Participation                                15,215,283.19
Interest and Yield
(i)     Pay Class A Interest Distribution (Sec. 3.05 (i)(a))     2,136,442.66
(ii)    Pay Class B Interest Distribution (Sec. 3.05 (i)(b))       736,744.37
(iii) Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c)) 146,418.09 Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal Bal (Sec.3.05(ii)(a))  11,450,411.83
(v)    Pay Class B to Targeted Principal Bal (Sec.3.05(ii)(b))           0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec.3.05(i)( 0.00 Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal Balance (Sec.3.05(iii)      0.00
(vii) Pay OC Remaining Optimal Monthly Principal Amount (Sec.3.05( 0.00 Principal up to the Accelerated Principal Payment Amount
(viii) (a)  Pay Class A to Targeted Principal Balance (Sec.3.05(v  130,122.28
(viii) (b)  Pay Class B to Targeted Principal Balance (Sec.3.05(v        0.00
(viii) (c)  Pay Class A to zero (Sec. 3.05 (v)(c))                       0.00
(viii) (d)  Pay Class B to zero (Sec. 3.05 (v)(d))                       0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))                           0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))                           0.00
(xiii) Pay Certificates, st.Certificate Min. Bal. Target (Sec.3.05(      0.00
(ix)   Pay OC Remaining Optimum Monthly Principal (Sec.3.05(vi)(d))      0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                      615,143.96
Total Reconciliation Check                                               0.00
Accelerated Principal Reconciliation                                     0.00
Optimum Monthly Principal Reconciliation                                 0.00
BOND SUMMARY:
Beginning Class A Note Security Balance                       $420,535,686.83
Beginning Class B Note Security Balance                       $136,244,640.00
Beginning Certificate Security Balance                         $25,455,360.00
Beginning Overcollateralization Amount                         $42,351,266.61
Beginning Class A Adjusted Balance                            $420,535,686.83
Beginning Class B Adjusted Balance                            $136,244,640.00
Beginning Certficate  Adjusted Balance                         $25,455,360.00
Beginning Overcollateralization Amount                         $42,351,266.61
Ending Class A Note Security Balance                          $408,955,152.72
Ending Class B Note Security Balance                          $136,244,640.00
Ending Certificate Security Balance                            $25,455,360.00
Ending Overcollateralization Amount                            $42,481,388.89
Ending Class A Adjusted Balance                               $408,955,152.72
Ending Class B Adjusted Balance                               $136,244,640.00
Ending Certficate  Adjusted Balance                            $25,455,360.00
Ending Overcollateralization Amount                            $42,481,388.89
Class A Note Rate Capped at 13%                                     5.899690%
Class B Note Rate Capped at 15%                                     6.279690%
Certificate Rate Capped at 16%                                      6.679690%
Class A Interest Due                                            $2,136,442.66
Class B Interest Due                                              $736,744.37
Certificate Yield  Due                                            $146,418.09
Class A Interest Paid                                           $2,136,442.66
Class B Interest Paid                                             $736,744.37
Certificate Yield Paid                                            $146,418.09
Class A Unpaid Interest                                                 $0.00
Class B Unpaid Interest                                                 $0.00
Certificate Unpaid Yield                                                $0.00
Class A Principal Paid                                         $11,580,534.11
Class B Principal Paid                                                  $0.00
Certificate Principal Paid                                              $0.00
OC Principal Paid                                                       $0.00
Beginning Class A Net Charge-Off                                        $0.00
Beginning Class B Net Charge-Off                                        $0.00
Beginning Certificate Net Charge-Off                                    $0.00
Beginning OC Net Charge-Off                                             $0.00
Reversals Allocated to Class A                                          $0.00
Reversals Allocated to Class B                                          $0.00
Reversals Allocated to Certificates                                     $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments     $130,122.28
 Total Charge-Offs:                                                     $0.00
Charge-Offs Allocated to Class A                                        $0.00
Charge-Offs Allocated to Class B                                        $0.00
Charge-Offs Allocated to Certificates                                   $0.00
Charge-Offs Allocated to OC                                             $0.00
Ending Class A Net Charge-Off                                           $0.00
Ending Class B Net Charge-Off                                           $0.00
Ending Certificate Net Charge-Off                                       $0.00
Ending OC Net Charge-Off                                                $0.00
Bond Balance Reconciliation    (should equal $0.00)                   ($0.00)
Certificate Balance/Participation Invested Amount (Begin of Month     4.0756%
Designated Certificate / Certificate Security (Bal Begin of Month   1.003168%
Designated Certificate  - Beginning of Month                      $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec.3.05(     $0.00
Designated Certificate  - End of Month                            $255,360.00
Interest Payments in Respect of Designated Certificate (Sec.3.05(i) $1,468.82 Designated Certificateholder Accelerated Principal Paymts-Begin $2,451,266.61
Accelerated Principal Payment (Sec. 3.05 (v))                     $130,122.28
Payments to Holder of Designated Certificate in respect to Acc. Prin.   $0.00
Designated Certificateholder Accelerated Principal Paymts-End   $2,581,388.89
Designated Certificateholder Holdback Amount (Begin of Month)  $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount     $0.00
Designated Certificateholder Holdback Amount (End of Month)    $39,900,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph fo   $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                     $615,143.96

Monthly Security  Report
Household Consumer Loan Trust 1996-1

Distribution Date                                                   14-Jul-97
Payment Date:                                                       15-Jul-97
Collection Period Beginning                                         01-Jul-97
Collection Period Ending:                                           31-Jul-97
Note and Certificate Accrual Beginning:                             15-Jul-97
Note and Certificate Accrual Ending:                                15-Aug-97

Ending Pool Principal Balance                               $3,244,833,922.32
Series 1996-1 Participation Invested Amount                   $613,136,541.61
Seller Amount                                                 $283,286,813.11
Remittances on the Participation                               $15,215,283.19
Optimum Monthly Principal                                      $11,450,411.83
Accelerated Principal Payment                                     $130,122.28
Beginning Class A Note Security Balance                       $420,535,686.83
Beginning Class B Note Security Balance                       $136,244,640.00
Beginning Certificate Security Balance                         $25,455,360.00
Beginning Overcollateralization Amount                         $42,351,266.61
Beginning Class A Adjusted Balance                            $420,535,686.83
Beginning Class B Adjusted Balance                            $136,244,640.00
Beginning Certficate  Adjusted Balance                         $25,455,360.00
Beginning Overcollateralization Amount                         $42,351,266.61
Ending Class A Note Security Balance                          $408,955,152.72
Ending Class B Note Security Balance                          $136,244,640.00
Ending Certificate Security Balance                            $25,455,360.00
Ending Overcollateralization Amount                            $42,481,388.89
Ending Class A Adjusted Balance                               $408,955,152.72
Ending Class B Adjusted Balance                               $136,244,640.00
Ending Certificate  Adjusted Balance                           $25,455,360.00
Ending Overcollateralization Amount                            $42,481,388.89
Class A Note Rate Capped at 13%                                     5.899690%
Class B Note Rate Capped at 15%                                     6.279690%
Certificate Rate Capped at 16%                                      6.679690%
Class A Interest Due                                            $2,136,442.66
Class B Interest Due                                              $736,744.37
Certificate Yield  Due                                            $146,418.09
Class A Interest Paid                                           $2,136,442.66
Class B Interest Paid                                             $736,744.37
Certificate Yield Paid                                            $146,418.09
Class A Unpaid Interest                                                 $0.00
Class B Unpaid Interest                                                 $0.00
Cetificate Unpaid Yield                                                 $0.00
Class A Principal Paid                                         $11,580,534.11
Class B Principal Paid                                                  $0.00
Certificate  Principal Paid                                             $0.00
OC Principal Paid                                                       $0.00
Beginning Class A Net Charge-Off                                        $0.00
Beginning Class B Net Charge-Off                                        $0.00
Beginning Certificate Net Charge-Off                                    $0.00
Beginning OC Net Charge-Off                                             $0.00
Reversals Allocated to Class A                                          $0.00
Reversals Allocated to Class B                                          $0.00
Reversals Allocated to Certificates                                     $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments     $130,122.28
 Total Charge-Offs:                                                     $0.00
Charge-Offs Allocated to Class A                                        $0.00
Charge-Offs Allocated to Class B                                        $0.00
Charge-Offs Allocated to Certificates                                   $0.00
Charge-Offs Allocated to OC                                             $0.00
Ending Class A Net Charge-Off                                           $0.00
Ending Class B Net Charge-Off                                           $0.00
Ending Certificate Net Charge-Off                                       $0.00
Ending OC Net Charge-Off                                                $0.00
Interest paid per $1,000 Class A                                     3.346558
Principal paid per $1,000 Class A                                   18.139934
Interest paid per $1,000 Class B                                     5.407511
Principal paid per $1,000 Class B                                    0.000000
Yield Paid per $1,000 Certificate                                    5.751955
Principal Paid per $1,000 Certificate                                0.000000